UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2011

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Two Paragon Drive Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 573-9700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Great Atlantic & Pacific Tea Company, Inc. (the “Company”) is filing this Current Report on Form 8-K (the “Current Report”) solely for the purpose of re-filing the attached exhibits previously filed with the Securities and Exchange Commission (the “SEC”) to comply with SEC filing requirements for material agreements. The exhibits as originally filed omitted certain schedules, annexes and/or exhibits to the filed agreements. [The exhibits to this Current Report are re-filed in their entirety with all schedules, annexes and/or exhibits to such agreements.]

On November 17, 2010, the SEC delivered to the Company a comment letter pursuant to a limited review of the Company’s Annual Report on Form 10-K for the fiscal year ended February 27, 2010 (the “Form 10-K”).  In its letter, the SEC requested that the Company re-file certain material agreements previously filed as exhibits with the SEC.  All such agreements are being re-filed with this report.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Investment Agreement, dated as of July 23, 2009, by and among The Great Atlantic & Pacific Tea Company, Inc. and Yucaipa American Alliance Fund II, LP, Yucaipa American Alliance (Parallel) Fund II, LP and Yucaipa American Alliance Fund II, LLC, as Investors’ Representative and ther other signatories hereto.

10.2

Investment Agreement, dated as of July 23, 2009, by and among The Great Atlantic & Pacific Tea Company, Inc., Erivan Karl Haub, Christian Wilhelm Erich Haub, Karl-Erivan Warder Haub, Georg Rudolf Otto Haub and Emil Capital Partners, LLC, as investor’s representative, and the other signatories thereto.

10.3

Agreement of Sales and Leaseback, dated as of November 4, 2010, by and between The Great Atlantic & Pacfic Tea Company, Inc. , Pathmark Stores, Inc., Plainbridge LLC,Upper Darby Stuart, LLC and Lancaster Pike Stuart, LLC, and WE APP I LLC.

10.4

Amended and Restated Credit Agreement dated as of December 27, 2007 among The Great Atlantic & Pacific Tea Company, Inc. and uhe Other Borrowers Party hereto, as Borrowers and the Lenders Party hereto, and Bank of America, N.A. as Administrative Agent and Collateral Agent and JPMorgan Chase Bank, N.A. Wells Fargo Retail Finance, LLC, as co-syndication agents and The CIT Group/Business Credit, Inc., as documentation agent and Banc of America Securities LLC JPMorgan Chase Bank, N.A. as Co-Lead Arrangers.

10.5	Security Agreement, dated as of August 4, 2009 among The Great Atlantic & Pacific Tea Company, Inc. The Subsidiaries From Time to Time Party hereto and Wilmington Trust Company, as Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

Date: January 13, 2011	By:	/s/ Christopher W. McGarry
	Name:	Christopher W. McGarry
	Title:	Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

10.1

Investment Agreement, dated as of July 23, 2009, by and among The Great Atlantic & Pacific Tea Company, Inc. and Yucaipa American Alliance Fund II, LP, Yucaipa American Alliance (Parallel) Fund II, LP and Yucaipa American Alliance Fund II, LLC, as Investors’ Representative and ther other signatories hereto.

10.2

Investment Agreement, dated as of July 23, 2009, by and among The Great Atlantic & Pacific Tea Company, Inc., Erivan Karl Haub, Christian Wilhelm Erich Haub, Karl-Erivan Warder Haub, Georg Rudolf Otto Haub and Emil Capital Partners, LLC, as investor’s representative, and the other signatories thereto.

10.3

Agreement of Sales and Leaseback, dated as of November 4, 2010, by and between The Great Atlantic & Pacfic Tea Company, Inc. , Pathmark Stores, Inc., Plainbridge LLC,Upper Darby Stuart, LLC and Lancaster Pike Stuart, LLC, and WE APP I LLC.

10.4

Amended and Restated Credit Agreement dated as of December 27, 2007 among The Great Atlantic & Pacific Tea Company, Inc. and uhe Other Borrowers Party hereto, as Borrowers and the Lenders Party hereto, and Bank of America, N.A. as Administrative Agent and Collateral Agent and JPMorgan Chase Bank, N.A. Wells Fargo Retail Finance, LLC, as co-syndication agents and The CIT Group/Business Credit, Inc., as documentation agent and Banc of America Securities LLC JPMorgan Chase Bank, N.A. as Co-Lead Arrangers.

10.5	Security Agreement, dated as of August 4, 2009 among The Great Atlantic & Pacific Tea Company, Inc. The Subsidiaries From Time to Time Party hereto and Wilmington Trust Company, as Collateral Agent.